SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 18, 2004

SOMERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-27843	77-0521878
(State or other jurisdiction of of incorporation)	(Commission file number)	(IRS Employer Identification No.)

5383 Hollister Avenue, Santa Barbara, CA	93111
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (805) 681-3322

Item 5. Other Events.

On February 18, 2004, Somera Communications, Inc. (the “Registrant”) announced that Dan Firestone had resigned from the Board of Directors of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMERA COMMUNICATIONS, INC.

By:	/S/ C. STEPHEN CORDIAL
C. Stephen Cordial
Chief Financial Officer and Acting Chief Executive Officer

Dated: February 18, 2004